UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2004
(Date of earliest event reported)

eResearchTechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)

215-972-0420

(Registrant’s telephone number, including area code)

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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Press Release dated April 21, 2004 of eResearchTechnology, Inc.

Item 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2004 and providing financial guidance for the second quarter and fiscal 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.
(Registrant)

Date: April 21, 2004	By: Bruce Johnson

Bruce Johnson Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 21, 2004 of eResearchTechnology, Inc.